UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 28, 2006

     Asset Backed Securities Corporation Home Equity Loan Trust, Series OOMC 2006-HE3

(Issuing Entity)

         Asset Backed Securities Corporation

(Exact Name of Depositor as Specified in its Charter)

         DLJ Mortgage Capital, Inc.

(Exact Name of Sponsor as Specified in its Charter)

         Asset Backed Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-131465	13-3354848
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 325-2000

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

Filing of Computational Materials

Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), Asset Backed Securities Corporation (the “Company”) is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset Backed Securities Corporation Home Equity Loan Trust 2006-HE3, Asset Backed Pass-Through Certificates, Series OOMC 2006-HE3.

In connection with the offering of the Asset Backed Securities Corporation Home Equity Loan Trust 2006-HE3 Asset Backed Pass-Through Certificates, Series OOMC 2006-HE3, Credit Suisse Securities (USA) LLC (“Credit Suisse”), as underwriter of the Certificates, has prepared certain materials (the “Computational Materials”) for distribution to their potential investors.  Although the Company provided Credit Suisse with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

The Computational Materials are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on March 28, 2006.

ASSET BACKED SECURITIES CORPORATION

By:  /s/ Joseph C. Little

Name: Joseph C. Little

Title: Director

Exhibit Index

Exhibit

Page

99.1

Computational Materials

       6